EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2021 Financial Results

SAN RAFAEL, Calif., Jan. 20, 2022 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2021 of $21.7 million and diluted earnings per common share ("EPS") of $0.81. Fourth quarter 2021 results compare to net income of $22.1 million and EPS of $0.82 for the third quarter 2021, which included “make-whole” interest income on corporate bonds redeemed before maturity, which increased EPS $0.02.

"Westamerica’s operating expenses remained well managed in the fourth quarter 2021, delivering fifty-six percent of revenue to pre-tax income. Checking and savings deposits represented ninety-eight percent of the Company’s average deposit base during the fourth quarter 2021, placing limited reliance on higher-costing time deposits. Credit quality remained solid with nonperforming loans of $1.0 million at December 30, 2021,” said Chairman, President and CEO David Payne. “Fourth quarter 2021 results generated an annualized 11.2 percent return on average common equity. Shareholders were paid a $0.42 per common share dividend during the fourth quarter 2021, representing fifty-two percent of diluted earnings per share,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $43.1 million for the fourth quarter 2021, compared to $44.0 million for the third quarter 2021, which included “make-whole” interest income on corporate bonds redeemed prior to maturity of $732 thousand. Interest income on Paycheck Protection Program (“PPP”) loans was $1.2 million for the fourth quarter 2021, compared to $1.9 million for the third quarter 2021. Average PPP loan balances declined to $69 million for the fourth quarter 2021 from $145 million for the third quarter 2021; at December 31, 2021 PPP loans totaled $46 million. Checking and savings deposits represented ninety-eight percent of the Company’s average deposit base during the fourth quarter 2021, generating a low 0.03 percent annualized cost of funding interest-earning assets.

At December 31, 2021, nonperforming loans totaled $1.0 million and the allowance for credit losses on loans was $23.5 million. The Company continues to work with loan customers requesting loan payment deferrals due to economic weakness caused by the pandemic. At December 31, 2021, loans with deferred payments totaled $84 thousand, all of which were consumer automobile loans.

Noninterest income for the fourth quarter 2021 totaled $10.8 million, compared to noninterest income for the third quarter 2021 of $11.3 million.

Noninterest expense for the fourth quarter 2021 was $23.9 million compared to $24.7 million for the third quarter 2021; the lower fourth quarter operating expenses were primarily personnel benefit costs and other expenses.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2020 filed on Form 10-K and quarterly report for the quarter ended September 30, 2021 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information January 20, 2022
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2021

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'2021	Q4'2020	Change	Q3'2021

Net Interest and Fee Income (FTE)	$43,117	$43,292	-0.4%	$43,952
Provision for Credit Losses	-	-	n/m	-
Noninterest Income	10,842	13,959	-22.3%	11,282
Noninterest Expense	23,912	24,545	-2.6%	24,697
Income Before Taxes (FTE)	30,047	32,706	-8.1%	30,537
Income Tax Provision (FTE)	8,327	8,868	-6.1%	8,474
Net Income	$21,720	$23,838	-8.9%	$22,063

Average Common Shares Outstanding	26,866	26,838	0.1%	26,866
Diluted Average Common Shares	26,875	26,849	0.1%	26,875

Operating Ratios:
Basic Earnings Per Common Share	$0.81	$0.89	-9.0%	$0.82
Diluted Earnings Per Common Share	0.81	0.89	-9.0%	0.82
Return On Assets (a)	1.17%	1.44%		1.22%
Return On Common Equity (a)	11.2%	13.2%		11.6%
Net Interest Margin (FTE) (a)	2.49%	2.81%		2.60%
Efficiency Ratio (FTE)	44.3%	42.9%		44.7%

Dividends Paid Per Common Share	$0.42	$0.41	2.4%	$0.41
Common Dividend Payout Ratio	52%	46%		50%

			%
	12/31'21YTD	12/31'20YTD	Change

Net Interest and Fee Income (FTE)	$174,151	$167,682	3.9%
Provision for Credit Losses	-	4,300	n/m
Noninterest Income	43,345	45,637	-5.0%
Noninterest Expense	97,806	98,566	-0.8%
Income Before Taxes (FTE)	119,690	110,453	8.4%
Income Tax Provision (FTE)	33,181	30,040	10.5%
Net Income	$86,509	$80,413	7.6%

Average Common Shares Outstanding	26,855	26,942	-0.3%
Diluted Average Common Shares	26,870	26,960	-0.3%

Operating Ratios:
Basic Earnings Per Common Share	$3.22	$2.98	8.1%
Diluted Earnings Per Common Share	3.22	2.98	8.1%
Return On Assets	1.23%	1.30%
Return On Common Equity	11.5%	11.3%
Net Interest Margin (FTE)	2.62%	2.91%
Efficiency Ratio (FTE)	45.0%	46.2%

Dividends Paid Per Common Share	$1.65	$1.64	0.6%
Common Dividend Payout Ratio	51%	55%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'2021	Q4'2020	Change	Q3'2021

Interest and Fee Income (FTE)	$43,621	$43,773	-0.3%	$44,444
Interest Expense	504	481	4.8%	492
Net Interest and Fee Income (FTE)	$43,117	$43,292	-0.4%	$43,952

Average Earning Assets	$6,919,528	$6,156,749	12.4%	$6,754,281
Average Interest-
Bearing Liabilities	3,468,111	3,034,240	14.3%	3,370,840

Yield on Earning Assets (FTE) (a)	2.52%	2.84%		2.63%
Cost of Funds (a)	0.03%	0.03%		0.03%
Net Interest Margin (FTE) (a)	2.49%	2.81%		2.60%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.06%		0.06%
Net Interest Spread (FTE) (a)	2.46%	2.78%		2.57%

			%
	12/31'21YTD	12/31'20YTD	Change

Interest and Fee Income (FTE)	$176,106	$169,506	3.9%
Interest Expense	1,955	1,824	7.2%
Net Interest and Fee Income (FTE)	$174,151	$167,682	3.9%

Average Earning Assets	$6,632,632	$5,760,548	15.1%
Average Interest-
Bearing Liabilities	3,317,924	2,847,988	16.5%

Yield on Earning Assets (FTE)	2.65%	2.94%
Cost of Funds	0.03%	0.03%
Net Interest Margin (FTE)	2.62%	2.91%
Interest Expense/
Interest-Bearing Liabilities	0.06%	0.06%
Net Interest Spread (FTE)	2.59%	2.88%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'2021	Q4'2020	Change	Q3'2021

Total Assets	$7,334,977	$6,562,753	11.8%	$7,158,462
Total Earning Assets	6,919,528	6,156,749	12.4%	6,754,281
Total Loans	1,097,698	1,286,480	-14.7%	1,176,114
Total Commercial Loans	259,007	426,564	-39.3%	333,327
Paycheck Protection Program (PPP) Loans	68,870	227,828	-69.8%	144,641
Commercial Loans	190,137	198,736	-4.3%	188,686
Commercial RE Loans	538,177	561,394	-4.1%	543,429
Consumer Loans	300,514	298,522	0.7%	299,358
Total Investment Securities	4,866,476	4,430,592	9.8%	4,615,540
Debt Securities Available For Sale	4,533,494	3,884,451	16.7%	4,235,141
Debt Securities Held To Maturity	332,982	546,141	-39.0%	380,399
Total Interest-Bearing Cash	955,354	439,677	117.3%	962,627

Loans/Deposits	17.3%	22.7%		18.9%

			%
	12/31'21YTD	12/31'20YTD	Change

Total Assets	$7,039,284	$6,174,470	14.0%
Total Earning Assets	6,632,632	5,760,548	15.1%
Total Loans	1,195,135	1,239,144	-3.6%
Total Commercial Loans	349,981	359,937	-2.8%
PPP Loans	152,149	151,320	0.5%
Commercial Loans	197,832	208,617	-5.2%
Commercial RE Loans	546,750	571,543	-4.3%
Consumer Loans	298,404	307,664	-3.0%
Total Investment Securities	4,580,468	4,149,960	10.4%
Debt Securities Available For Sale	4,169,091	3,517,633	18.5%
Debt Securities Held To Maturity	411,377	632,327	-34.9%
Total Interest-Bearing Cash	857,029	371,444	130.7%

Loans/Deposits	19.6%	23.4%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'2021	Q4'2020	Change	Q3'2021

Total Deposits	$6,349,137	$5,655,768	12.3%	$6,223,500
Noninterest Demand	3,022,787	2,736,348	10.5%	2,960,207
Interest-Bearing Transaction	1,245,385	1,071,576	16.2%	1,246,667
Savings	1,934,220	1,688,031	14.6%	1,864,401
Time greater than $100K	65,920	71,306	-7.6%	68,811
Time less than $100K	80,825	88,507	-8.7%	83,414
Total Short-Term Borrowings	141,761	114,820	23.5%	107,547
Shareholders' Equity	766,358	720,473	6.4%	755,682

Demand Deposits/
Total Deposits	47.6%	48.4%		47.6%
Transaction & Savings
Deposits / Total Deposits	97.7%	97.2%		97.6%

			%
	12/31'21YTD	12/31'20YTD	Change

Total Deposits	$6,100,848	$5,306,177	15.0%
Noninterest Demand	2,897,244	2,538,819	14.1%
Interest-Bearing Transaction	1,208,269	1,008,758	19.8%
Savings	1,842,590	1,594,718	15.5%
Time greater than $100K	69,165	72,363	-4.4%
Time less than $100K	83,580	91,519	-8.7%
Total Short-Term Borrowings	114,267	80,456	42.0%
Other Borrowed Funds	53	174	-69.6%
Shareholders' Equity	750,669	711,554	5.5%

Demand Deposits/
Total Deposits	47.5%	47.8%
Transaction & Savings
Deposits / Total Deposits	97.5%	96.9%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'2021
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,919,528	$43,621	2.52%
Total Loans (FTE)	1,097,698	13,223	4.78%
Total Commercial Loans (FTE)	259,007	3,187	4.88%
PPP Loans	68,870	1,208	6.96%
Commercial Loans (FTE)	190,137	1,979	4.13%
Commercial RE Loans	538,177	6,492	4.79%
Consumer Loans	300,514	3,544	4.68%
Total Investments (FTE)	4,866,476	30,032	2.47%
Total Interest-Bearing Cash	955,354	366	0.15%

Interest Expense Paid
Total Earning Assets	6,919,528	504	0.03%
Total Interest-Bearing Liabilities	3,468,111	504	0.06%
Total Interest-Bearing Deposits	3,326,350	479	0.06%
Interest-Bearing Transaction	1,245,385	95	0.03%
Savings	1,934,220	282	0.06%
Time less than $100K	80,825	41	0.20%
Time greater than $100K	65,920	61	0.37%
Total Short-Term Borrowings	141,761	25	0.07%

Net Interest Income and
Margin (FTE)		$43,117	2.49%

	Q4'2020
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,156,749	$43,773	2.84%
Total Loans (FTE)	1,286,480	15,103	4.67%
Total Commercial Loans (FTE)	426,564	4,459	4.16%
PPP Loans	227,828	2,342	4.08%
Commercial Loans (FTE)	198,736	2,117	4.24%
Commercial RE Loans	561,394	7,288	5.16%
Consumer Loans	298,522	3,356	4.47%
Total Investments (FTE)	4,430,592	28,558	2.58%
Total Interest-Bearing Cash	439,677	112	0.10%

Interest Expense Paid
Total Earning Assets	6,156,749	481	0.03%
Total Interest-Bearing Liabilities	3,034,240	481	0.06%
Total Interest-Bearing Deposits	2,919,420	462	0.06%
Interest-Bearing Transaction	1,071,576	90	0.03%
Savings	1,688,031	246	0.06%
Time less than $100K	88,507	45	0.20%
Time greater than $100K	71,306	81	0.45%
Total Short-Term Borrowings	114,820	19	0.07%

Net Interest Income and
Margin (FTE)		$43,292	2.81%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'2021	Q4'2020	Change	Q3'2021

Service Charges on Deposits	$3,580	$3,452	3.7%	$3,578
Merchant Processing Services	3,000	2,713	10.6%	3,159
Debit Card Fees	1,727	1,643	5.1%	1,740
Trust Fees	844	765	10.3%	839
ATM Processing Fees	488	570	-14.4%	573
Other Service Fees	449	457	-1.8%	475
Financial Services Commissions	96	66	45.5%	95
Gains on Sales of Real Property	-	3,536	n/m	-
Other Noninterest Income	658	757	-13.1%	823
Total Noninterest Income	$10,842	$13,959	-22.3%	$11,282

Total Revenue (FTE)	$53,959	$57,251	-5.8%	$55,234
Noninterest Income/Revenue (FTE)	20.1%	24.4%		20.4%
Service Charges/Avg. Deposits (a)	0.22%	0.24%		0.23%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.97	$8.49	-6.1%	$8.16

			%
	12/31'21YTD	12/31'20YTD	Change

Service Charges on Deposits	$13,697	$14,149	-3.2%
Merchant Processing Services	11,998	10,208	17.5%
Debit Card Fees	6,859	6,181	11.0%
Trust Fees	3,311	3,012	9.9%
ATM Processing Fees	2,280	2,273	0.3%
Other Service Fees	1,884	1,837	2.6%
Financial Services Commissions	356	372	-4.3%
Gains on Sales of Real Property	-	3,536	-100.0%
Securities Gains	34	71	n/m
Other Noninterest Income	2,926	3,998	-26.8%
Total Noninterest Income	$43,345	$45,637	-5.0%

Total Revenue (FTE)	$217,496	$213,319	2.0%
Noninterest Income/Revenue (FTE)	19.9%	21.4%
Service Charges/Avg. Deposits	0.22%	0.27%
Total Revenues (FTE) Per Avg./
Common Share	$8.10	$7.92	2.3%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'2021	Q4'2020	Change	Q3'2021

Salaries & Benefits	$11,436	$12,291	-7.0%	$11,813
Occupancy and Equipment	4,692	4,900	-4.2%	4,759
Outsourced Data Processing	2,357	2,359	-0.1%	2,429
Professional Fees	757	722	4.8%	724
Courier Service	572	502	13.9%	534
Amortization of
Identifiable Intangibles	65	69	-5.8%	67
Other Noninterest Expense	4,033	3,702	8.9%	4,371
Total Noninterest Expense	$23,912	$24,545	-2.6%	$24,697

Noninterest Expense/
Avg. Earning Assets (a)	1.37%	1.59%		1.45%
Noninterest Expense/Revenues (FTE)	44.3%	42.9%		44.7%

			%
	12/31'21YTD	12/31'20YTD	Change

Salaries & Benefits	$48,011	$50,749	-5.4%
Occupancy and Equipment	19,139	19,637	-2.5%
Outsourced Data Processing	9,601	9,426	1.9%
Professional Fees	3,253	2,423	34.3%
Courier Service	2,177	2,001	8.8%
Amortization of
Identifiable Intangibles	269	287	-6.3%
Other Noninterest Expense	15,356	14,043	9.3%
Total Noninterest Expense	$97,806	$98,566	-0.8%

Noninterest Expense/
Avg. Earning Assets	1.47%	1.71%
Noninterest Expense/Revenues (FTE)	45.0%	46.2%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q4'2021	Q4'2020	Change	Q3'2021

Average Total Loans	$1,097,698	$1,286,480	-14.7%	$1,176,114

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$23,882	$24,142	-1.1%	$23,737
Provision for Credit Losses	-	7	n/m	2
Net ACLL (Losses) Recoveries	(368)	(295)	24.7%	143
End of Period ACLL	$23,514	$23,854	-1.4%	$23,882
Gross ACLL Recoveries /
Gross ACLL Losses	64%	69%		115%
Net ACLL Losses (Recoveries) /
Avg. Total Loans (a)	0.13%	0.09%		-0.05%

			%
	12/31'21YTD	12/31'20YTD	Change

Average Total Loans	$1,195,135	$1,239,144	-3.6%

Prior Period ACLL	$23,854	$19,484	22.4%
Adoption of ASU 2016-13(1)	-	2,017	n/m
Beginning of Period ACLL	23,854	21,501	10.9%
Provision for Credit Losses	2	4,307	n/m
Net ACLL Losses	(342)	(1,954)	-82.5%
End of Period ACLL	$23,514	$23,854	-1.4%
Gross ACLL Recoveries /
Gross ACLL Losses	89%	53%
Net ACLL Losses /
Avg. Total Loans	0.03%	0.16%

	(dollars in thousands)
			%
	12/31/21	12/31/20	Change	9/30/21
Allowance for Credit Losses on Loans	$23,514	$23,854	-1.4%	$23,882
Allowance for Credit Losses on
HTM Securities (2)	7	9	-22.3%	7
Total Allowance for Credit Losses	$23,521	$23,863	-1.4%	$23,889

Allowance for Unfunded
Credit Commitments	$201	$101	99.3%	$101

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/21	12/31/20	Change	9/30/21
Nonperforming Loans:
Nonperforming Nonaccrual	$265	$526	-49.6%	$801
Performing Nonaccrual	427	3,803	-88.8%	436
Total Nonaccrual Loans	692	4,329	-84.0%	1,237
90+ Days Past Due Accruing Loans	339	450	-24.7%	537
Total	$1,031	$4,779	-78.4%	$1,774

Total Loans Outstanding	$1,068,126	$1,256,243	-15.0%	$1,132,472

Total Assets	7,461,026	6,747,931	10.6%	7,403,573

Loans:
Allowance for Credit Losses on Loans	$23,514	$23,854	-1.4%	$23,882
Allowance for Credit Losses on Loans /
Loans	2.20%	1.90%		2.11%
Nonperforming Loans/Total Loans	0.10%	0.38%		0.16%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/21	12/31/20	Change	9/30/21

Shareholders' Equity	$827,102	$844,809	-2.1%	$837,953
Total Assets	7,461,026	6,747,931	10.6%	7,403,573
Shareholders' Equity/
Total Assets	11.09%	12.52%		11.32%
Shareholders' Equity/
Total Loans	77.43%	67.25%		73.99%
Tangible Common Equity Ratio	9.60%	10.90%		9.83%
Common Shares Outstanding	26,866	26,807	0.2%	26,866
Common Equity Per Share	$30.79	$31.51	-2.3%	$31.19
Market Value Per Common Share	57.73	55.29	4.4%	56.26

	(shares in thousands)
			%
	Q4'2021	Q4'2020	Change	Q3'2021
Share Repurchase Programs:
Total Shares Repurchased	-	91	n/m	-
Average Repurchase Price	$-	$52.22	n/m	$-
Net Shares Repurchased (Issued)	-	91	n/m	(1)

			%
	12/31'21YTD	12/31'20YTD	Change

Total Shares Repurchased	4	319	n/m
Average Repurchase Price	$61.09	$51.63	n/m
Net Shares (Issued) Repurchased	(59)	255	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/21	12/31/20	Change	9/30/21
Assets:
Cash and Due from Banks	$1,132,085	$621,275	82.2%	$1,011,048

Debt Securities Available For Sale	4,638,855	4,063,185	14.2%	4,602,706
Debt Securities Held To Maturity (3)	306,396	515,589	-40.6%	356,106

Loans	1,068,126	1,256,243	-15.0%	1,132,472
Allowance For Credit Losses on Loans	(23,514)	(23,854)	-1.4%	(23,882)
Total Loans, net	1,044,612	1,232,389	-15.2%	1,108,590

Premises and Equipment, net	31,155	32,813	-5.1%	31,603
Identifiable Intangibles, net	835	1,104	-24.3%	900
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	185,415	159,903	16.0%	170,947

Total Assets	$7,461,026	$6,747,931	10.6%	$7,403,573

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$3,069,080	$2,725,177	12.6%	$2,988,329
Interest-Bearing Transaction	1,260,869	1,102,601	14.4%	1,257,460
Savings	1,940,395	1,703,812	13.9%	1,894,290
Time	143,612	156,389	-8.2%	148,882
Total Deposits	6,413,956	5,687,979	12.8%	6,288,961

Short-Term Borrowed Funds	146,246	102,545	42.6%	119,102
Other Liabilities	73,722	112,598	-34.5%	157,557
Total Liabilities	6,633,924	5,903,122	12.4%	6,565,620

Shareholders' Equity:
Common Equity:
Paid-In Capital	471,043	466,041	1.1%	470,711
Accumulated Other
Comprehensive Income	49,664	114,412	n/m	71,284
Retained Earnings	306,395	264,356	15.9%	295,958
Total Shareholders' Equity	827,102	844,809	-2.1%	837,953

Total Liabilities and
Shareholders' Equity	$7,461,026	$6,747,931	10.6%	$7,403,573

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'2021	Q4'2020	Change	Q3'2021
Interest & Fee Income:
Loans	$13,124	$14,999	-12.5%	$14,789
Equity Securities	129	110	17.3%	109
Debt Securities Available For Sale (4)	27,598	24,947	10.6%	26,452
Debt Securities Held To Maturity	1,824	2,793	-34.7%	2,091
Interest-Bearing Cash	366	112	226.8%	369
Total Interest & Fee Income	43,041	42,961	0.2%	43,810

Interest Expense:
Transaction Deposits	95	90	5.6%	101
Savings Deposits	282	246	14.6%	272
Time Deposits	102	126	-19.0%	100
Short-Term Borrowed Funds	25	19	31.5%	19
Total Interest Expense	504	481	4.8%	492

Net Interest Income	42,537	42,480	0.1%	43,318

Provision for Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges	3,580	3,452	3.7%	3,578
Merchant Processing Services	3,000	2,713	10.6%	3,159
Debit Card Fees	1,727	1,643	5.1%	1,740
Trust Fees	844	765	10.3%	839
ATM Processing Fees	488	570	-14.4%	573
Other Service Fees	449	457	-1.8%	475
Financial Services Commissions	96	66	45.5%	95
Gains on Sales of Real Property	-	3,536	n/m	-
Other Noninterest Income	658	757	-13.1%	823
Total Noninterest Income	10,842	13,959	-22.3%	11,282

Noninterest Expense:
Salaries and Benefits	11,436	12,291	-7.0%	11,813
Occupancy and Equipment	4,692	4,900	-4.2%	4,759
Outsourced Data Processing	2,357	2,359	-0.1%	2,429
Professional Fees	757	722	4.8%	724
Courier Service	572	502	13.9%	534
Amortization of Identifiable Intangibles	65	69	-5.8%	67
Other Noninterest Expense	4,033	3,702	8.9%	4,371
Total Noninterest Expense	23,912	24,545	-2.6%	24,697

Income Before Income Taxes	29,467	31,894	-7.6%	29,903
Income Tax Provision	7,747	8,056	-3.8%	7,840
Net Income	$21,720	$23,838	-8.9%	$22,063

Average Common Shares Outstanding	26,866	26,838	0.1%	26,866
Diluted Common Shares Outstanding	26,875	26,849	0.1%	26,875

Per Common Share Data:
Basic Earnings	$0.81	$0.89	-9.0%	$0.82
Diluted Earnings	0.81	0.89	-9.0%	0.82
Dividends Paid	0.42	0.41	2.4%	0.41

			%
	12/31'21YTD	12/31'20YTD	Change
Interest & Fee Income:
Loans	$57,558	$59,377	-3.1%
Equity Securities	458	419	9.3%
Debt Securities Available For Sale (4)	105,420	91,343	15.4%
Debt Securities Held To Maturity	8,875	13,552	-34.5%
Interest-Bearing Cash	1,132	1,165	-2.8%
Total Interest & Fee Income	173,443	165,856	4.6%

Interest Expense:
Transaction Deposits	378	333	13.5%
Savings Deposits	1,067	925	15.4%
Time Deposits	432	512	-15.6%
Short-Term Borrowed Funds	78	53	47.2%
Other Borrowed Funds	-	1	-100.0%
Total Interest Expense	1,955	1,824	7.2%

Net Interest Income	171,488	164,032	4.5%

Provision for Credit Losses	-	4,300	n/m

Noninterest Income:
Service Charges	13,697	14,149	-3.2%
Merchant Processing Services	11,998	10,208	17.5%
Debit Card Fees	6,859	6,181	11.0%
Trust Fees	3,311	3,012	9.9%
ATM Processing Fees	2,280	2,273	0.3%
Other Service Fees	1,884	1,837	2.6%
Financial Services Commissions	356	372	-4.3%
Gains on Sales of Real Property	-	3,536	n/m
Securities Gains	34	71	n/m
Other Operating	2,926	3,998	-26.8%
Total Noninterest Income	43,345	45,637	-5.0%

Noninterest Expense:
Salaries and Benefits	48,011	50,749	-5.4%
Occupancy and Equipment	19,139	19,637	-2.5%
Outsourced Data Processing	9,601	9,426	1.9%
Professional Fees	3,253	2,423	34.3%
Courier Service	2,177	2,001	8.8%
Amortization of Identifiable Intangibles	269	287	-6.3%
Other Operating	15,356	14,043	9.3%
Total Noninterest Expense	97,806	98,566	-0.8%

Income Before Income Taxes	117,027	106,803	9.6%
Income Tax Provision	30,518	26,390	15.6%
Net Income	$86,509	$80,413	7.6%

Average Common Shares Outstanding	26,855	26,942	-0.3%
Diluted Common Shares Outstanding	26,870	26,960	-0.3%

Per Common Share Data:
Basic Earnings	$3.22	$2.98	8.1%
Diluted Earnings	3.22	2.98	8.1%
Dividends Paid	1.65	1.64	0.6%

Footnotes and Abbreviations:

(1) Effective January 1, 2020, the Company adopted Accounting Standards Update (ASU) 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments ("CECL"), resulting in a period opening adjustment to the allowance for credit losses for loans and held-to-maturity debt securities, other liabilities, deferred tax assets, and shareholders' equity.

(2) In the third quarter 2021, the Company recorded a $2 thousand reversal of provision for credit losses on Debt Securities Held To Maturity and the balance of the allowance for credit losses on Debt Securities Held To Maturity was reduced from $9 thousand at June 30, 2021 to $7 thousand at September 30, 2021.

(3) The Company adopted ASU 2016-13, effective January 1, 2020. Debt Securities Held To Maturity of $306,396 thousand at December 31, 2021, $356,106 thousand at September 30, 2021 and $515,589 thousand at December 31, 2020 are net of related reserve for expected credit losses of $7 thousand, $7 thousand and $9 thousand, respectively.

(4) Interest income on Debt Securities Available For Sale included make-whole interest income on called corporate bonds of $732 thousand in the third quarter 2021, $1.4 million in the second quarter 2021 and $700 thousand in the first quarter 2021.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized